UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 19, 2006 (December 18, 2006)

NATIONAL PENN BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

000-22537-01	23-2215075
(Commission File Number)	(IRS Employer Identification No.)

Philadelphia and Reading Avenues, Boyertown, PA	19512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 367-6001

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On or about December 18, 2006, National Penn Bancshares, Inc. (“National Penn”) gave notice to all persons who are participants in National Penn’s Capital Accumulation Plan of a change in the Plan’s record-keeper, and certain changes in the Plan’s investment options, scheduled to take place on February 1, 2007, and the related “black-out” period beginning January 25, 2007 and expected to end during the week of February 5, 2007 under the provisions of Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974 (ERISA). This notice (in three forms, covering different employee groups with different Plan recordkeepers) is included in this Report as Exhibit 99.1 and is incorporated by reference in this Item 5.04.

On December 18, 2006, National Penn also gave notice to each National Penn or National Penn Bank director and all executive officers (collectively, all “Section 16 reporting persons”) of the Plan changes scheduled to take place on February 1, 2007 and the related “black-out” period beginning January 25, 2007 and expected to end during the week of February 5, 2007, under the provisions of Section 306(a) of the Sarbanes-Oxley Act of 2002 (SOX). This notice is included in this Report as Exhibit 99.2 and is incorporated by reference in this Item 5.04.

If there is a change in the actual or expected beginning or ending dates of the “black-out” periods, National Penn will give notice of the change to all plan participants under ERISA and to all Section 16 reporting persons under SOX, Section 306(a), and will file a Report on Form 8-K containing all such information. Further, upon written or oral request, National Penn will supply the actual beginning or ending dates of the black-out periods to any person, including a National Penn shareholder, at any time during the black-out periods and for a two year period after the ending date of the black-out periods. Any such request should be directed to:

National Penn Bancshares, Inc.,
Philadelphia and Reading Avenues
Boyertown, Pennsylvania 19512
Attn: H. Anderson Ellsworth
Telephone: (610) 369-6451
E-mail: haellsworth@natpennbank.com.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

	99.1	Form of Notice to Plan Participants under Employee Retirement
Security Act of 1974, as amended (ERISA).

	99.2	Form of Notice to National Penn Bancshares, Inc. and National
Penn Bank directors and executive officers under Sarbanes-Oxley
Act, Section 306(a).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PENN BANCSHARES, INC.

Date:	December 19, 2006	By:	/s/ Wayne R. Weidner
			Name:	Wayne R. Weidner
			Title:	Chairman and CEO

EXHIBIT INDEX

Exhibit Number	Description

99.1	Form of Notice to Plan Participants under Employee Retirement Security Act of 1974, as amended (ERISA).

99.2	Form of Notice to National Penn Bancshares, Inc. and National Penn Bank directors and executive officers under Sarbanes-Oxley Act, Section 306(a).